SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 11, 1999




                               Owens & Minor, Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Virginia                    1-9810                   54-1701843
     ----------------             -------------           -------------------
      (State or other              (Commission               (IRS Employer
       jurisdiction
     of incorporation)             File Number)           Identification No.)



       4800 Cox Road, Glen Allen, Virginia                         23060
      ---------------------------------------                    ----------
     (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (804) 747-9794

Item 5.  Other Events.

On March 11, 1999, Owens & Minor, Inc. (the "Company") issued a press release attached as Exhibit 99.1 hereto, which is incorporated by reference herein, reporting the death of Ann Greer Rector, Senior Vice President and Chief Financial Officer of the Company.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

            99.1 Press Release issued by the Company on March 11, 1999.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    OWENS & MINOR, INC.
                                      (Registrant)


Date:  March 15, 1999          By: /s/ Drew St. J. Carneal
                                  ---------------------------------------
                               Name:  Drew St. J. Carneal
                               Title: Senior Vice President and General Counsel